UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

GETTY REALTY CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. May 04, 2017 GETTY REALTY CORP. GETTY REALTY CORP. ATTN: Christopher J. Constant TWO JERICHO PLAZA WING C, SUITE 110 JERICHO, NEW YORK 11753 0000322097_1 R1.0.1.15 Meeting Information Meeting Type: Annual <mtgtype> Meeting For holders as of: March <recdate> 20, 2017 Date: May 04, 2017 Time: 3:30 <mtgtime> PM EDT Location: DLA Piper 1251 Avenue of the Americas 27th Floor New York, New York 10020 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions ? and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000322097_2 R1.0.1.15

Voting items The Board of Directors recommends you vote FOR the election of each of the following nominees: 1. Election of Directors Nominees 1a. Leo Liebowitz 1b. Milton Cooper 1c. Philip E. Coviello 1d. Christopher J. Constant 1e. Richard E. Montag 1f. Howard B. Safenowitz The Board of Directors recommends you vote FOR proposals 2 and 3. 2. APPROVAL OF THE GETTY REALTY CORP. SECOND AMENDED AND RESTATED 2004 OMNIBUS INCENTIVE COMPENSATION PLAN. 3. ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY). The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. The Board of Directors recommends you vote FOR the following proposal: 5. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017. NOTE: And such other business as may properly come before the meeting or any adjournment thereof. 0000322097_3 R1.0.1.15

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